UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

( ) Preliminary Information Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

(X) Definitive Information Statement

VOYA MUTUAL FUNDS

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

(X)No fee required.

( )	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

(	)	Fee paid previously with preliminary materials:
(	)	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party

(4)Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT
Relating to
Voya Multi-Manager Emerging Markets Equity Fund
Voya VACS Series EME Fund
(each a series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the internet relating to Voya Multi-Manager Emerging Markets Equity Fund and Voya VACS Series EME Fund (each, a “Fund” and together, the “Funds”), each a separate series of Voya Mutual Funds (the “Registrant”). The Information Statement details a change of control of Delaware Investments Fund Advisers (“DIFA”) and execution of a new sub-advisory agreement (“New Sub-Advisory Agreement”) between Voya Investments, LLC (the “Investment Adviser”) and Nomura Investments Fund Advisers, each Fund’s new sub-adviser.
At a meeting held on September 18, 2025, the Board of Trustees of the Registrant (the “Board”) approved a new sub-advisory agreement for each Fund in connection with the change of control of DIFA, the sub-adviser to each Fund. A prospectus supplement describing these and other changes was mailed to shareholders on or about November 7, 2025.
The Fund and Voya Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), each Fund will make the Information Statement available to you online.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until April 12, 2026. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than January 12, 2027.

INFORMATION STATEMENT
December 19, 2025
Voya Multi-Manager Emerging Markets Equity Fund
Voya VACS Series EME Fund
(each, a series of Voya Mutual Funds)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
Voya Multi-Manager Emerging Markets Equity Fund and Voya VACS Series EME Fund are not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for Voya Multi-Manager Emerging Markets Equity Fund and Voya VACS Series EME Fund (each, a “Fund” and together, the “Funds”), in which you have an interest. This Information Statement is furnished in connection with the approval of each Fund’s new sub-advisory agreement with Nomura Investments Fund Advisers (“NIFA” or “Sub-Adviser”). Each Fund is a separate series of Voya Mutual Funds (the “Registrant”). This Information Statement will be made available on or about December 19, 2025 to shareholders, including shareholders of record as of the close of business on December 1, 2025 (the “Record Date”).
How can I obtain more information about the Funds?
Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180. A copy of the current prospectus, statement of additional information, annual and semi-annual financial statements and other information filed on Form N-CSR is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Fund at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on September 18, 2025, the Board of Trustees of the Registrant (the “Board”) approved a new sub-advisory agreement for each Fund with NIFA in connection with the change of control of Delaware Investments Fund Advisers (“DIFA”), a sub-adviser to each Fund. A prospectus supplement describing these and other changes was mailed to shareholders on or about November 7, 2025.
Each Fund and Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) have obtained an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the Sub-Adviser?
Effective December 1, 2025, Nomura Holding America Inc. finalized an acquisition (the “Transaction”) of DIFA. Prior to December 1, 2025, DIFA was a direct wholly-owned subsidiary of Macquarie Management Holdings, Inc. The Transaction resulted in a change of control of DIFA and therefore an assignment, as such term is defined for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), and the automatic termination of each Fund’s sub-advisory agreement (the “Prior Sub-Advisory Agreement”) previously in place with DIFA. The Transaction also resulted in the automatic termination of the sub-sub-advisory agreement between DIFA and Macquarie Investment Management Global Limited. Effective December 1, 2025, the Investment Adviser entered into a new sub-advisory agreement (“New Sub-Advisory Agreement”) with NIFA, a direct wholly-owned subsidiary of Nomura Holding America Inc., on the same terms, with the same compensation structure and with the same portfolio management team as was in place under each Fund’s Prior Sub-Advisory Agreement with DIFA. Voya Investments, LLC will continue to serve as Investment Adviser, and Sustainable Growth Advisers, LP and Voya Investment Management Co. LCC will continue to serve as sub-advisers to each Fund, and each manage a portion of each Fund’s assets. Please see Appendix A for a listing of the names, addresses, and the principal occupations of the principal executive officers of the Sub-Adviser.
Nomura Investments Fund Advisers
NIFA is a series of Nomura Investment Management Business Trust (“NIMBT”), a Delaware statutory trust which is registered with the SEC as an investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which include NIMBT and its NIFA series. NIFA’s principal business address is 610 Market Street, Philadelphia, Pennsylvania 19106.
The following individual is responsible for the day-to-day management of each Fund’s assets allocated to NIFA: Lieu-Er Chen, CFA. Liu-Er Chen’s biographical information has been updated to the below to reflect his new position following the Transaction.
Liu-Er Chen, CFA, Managing Director and Chief Investment Officer-Emerging Markets and Healthcare, heads NIFA’s global emerging markets team. Prior to joining a predecessor entity of Nomura’s in 2006, he spent nearly 11 years at Evergreen Investment Management Company.
How did this change affect the management of each Fund?
As the portfolio manager remains the same, there were no changes that affected the management of either Fund.
Were there changes to the name of the Funds, their investment objectives, or principal investment strategies?
There were no changes to the Funds’ names, investment objectives or principal investment strategies.
What are the terms of the New Sub-Advisory Agreement?
The terms of the New Sub-Advisory Agreement did not change from the Prior Sub-Advisory Agreement with DIFA for either Fund. A form of the New Sub-Advisory Agreement is included in Appendix B.
The Prior Sub-Advisory Agreement with DIFA was last approved by the Board with respect to each Fund on November 13, 2025.
What factors did the Board consider?
Section 15(c) of the 1940 Act provides that an investment company, such as the Registrant, on behalf of each Fund, can enter into a new sub-advisory contract only if the Board, including a majority of the Board members who have no direct or indirect interest in either Funds’ sub-advisory agreements, and who are not “interested persons” of the Registrant, as such term is defined in the 1940 Act (“Independent Trustees”), approve the new arrangement. The 1940 Act also provides that any sub-advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control.”
At a meeting held on September 18, 2025, the Board considered a proposal by management that the Investment Adviser enter into the New Sub-Advisory Agreement with NIFA, effective December 1, 2025. The Board was informed that it was being asked to consider the New Sub-Advisory Agreement because of the Transaction. The Board was advised that the Transaction would result in a Change of Control of DIFA and constitute an “assignment” of the Prior Sub-Advisory Agreement under which DIFA provides services to each Fund.

In light of the foregoing, at a meeting held on September 18, 2025, the Board approved the New Sub-Advisory Agreement to replace the Prior Sub-Advisory Agreement, which was subsequently approved at its November 14, 2025 meeting, upon the closing of the Transaction. Discussed below are certain factors that the Board considered at its meeting on September 18, 2025, in determining whether to approve the New Sub-Advisory Agreement for each Fund.
The decision by the Board, including a majority of the Independent Trustees, to approve the New Sub-Advisory Agreement for each Fund was based on a determination by the Board that it would be in the best interests of the shareholders of each Fund for the Sub-Adviser to continue providing sub-advisory services for each Fund, without interruption, after the Change of Control. To inform its determinations of whether to approve the New Sub-Advisory Agreement, the Board requested, received, evaluated, and discussed such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved. Prior to its approval of the New Sub-Advisory Agreement, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by DIFA under the Prior Sub-Advisory Agreement and to be provided by NIFA under the New Sub-Advisory Agreement for each Fund. In considering the New Sub-Advisory Agreement at its September 18, 2025 meeting, the Board placed emphasis on the information provided to it in connection with the Board’s annual review of the Prior Sub-Advisory Agreement, which was approved at a meeting of the Board held on November 14, 2024. Among other factors, the Board considered: (1) the nature, extent and quality of services to be provided under the Prior Sub-Advisory Agreement; (2) the fairness of the compensation under the Prior Sub-Advisory Agreement in light of the services to be provided by DIFA; (3) the sub-advisory fee rate payable by the Investment Adviser to DIFA; and (4) the potential “fall-out” benefits to DIFA and its affiliates from DIFA’s relationship with each Fund.
To inform its determinations as to whether to approve the New Sub-Advisory Agreement, the Board also received the following materials: (1) information that DIFA provided to the Board in response to inquiries from K&L Gates LLP, counsel to the Independent Trustees, in connection with the Board’s consideration; and (2) a memorandum presenting management’s rationale for requesting that the Board approve the New Sub-Advisory Agreement. In reviewing the proposed New Sub-Advisory Agreement, the Board considered a number of factors, including, but not limited to, the following: (1) DIFA’s description of the Transaction; (2) DIFA’s representation that there are not expected to be any differences between the nature, extent and quality of services currently provided by DIFA to each Fund and those services that NIFA would provide to each Fund upon closing of the Transaction; (3) DIFA’s representations that, following the Transaction, DIFA does not expect any changes to (i) each Fund’s portfolio management team; (ii) the investment process used by NIFA with respect to each Fund; or (iii) its overall staffing levels; (4) representations by DIFA that the terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement, and that the fee rate payable under the New Sub-Advisory Agreement is the same as the fee rate payable under the Prior Sub-Advisory Agreement; and (5) the Sub-Adviser’s representations that there were no other material changes or developments relating to the information provided by DIFA in connection with the Board’s ongoing review of the Prior Sub-Advisory Agreement.
Based on the foregoing and other relevant considerations, at a meeting held on September 18, 2025, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreement for each Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreement, including the fee rate schedule, were fair and reasonable, and the New Sub-Advisory Agreement should be approved for each Fund so as to enable a continuation without interruption of the services being provided by DIFA. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of the factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Sub-Advisory Agreement.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to each Fund?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Fund. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. whose principal office is located at 200 Park Avenue, New York, New York, 10166. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Investment Adviser and NIFA. Please see Appendix C for a list of officers and Trustees of each Fund that are employees of the Investment Adviser. Please see Appendix E for the amount of advisory fees paid by each Fund to the Investment Adviser for the past three fiscal years.
Voya Investments Distributor, LLC
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of each Fund. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
Can shareholders submit proposals for consideration in a future Proxy Statement?
Each Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless a Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If, in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the relevant Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.
How many shares were outstanding as of the Record Date?
As of December 1, 2025, the following shares of beneficial interest of each Fund were outstanding:

Class	Shares Outstanding
A	$1,385,963.287
C	$12,857.166
I	$14,400,250.747
R	$7,296.186
W	$1,905,643.127
Total	$17,712,010.513

Class	Shares Outstanding
Voya VACS Series EME Fund	$22,270,439.461
Total	$22,270,439.461

Appendix D lists the persons that, as of December 1, 2025, owned beneficially or of record 5% or more of any class of each Fund’s outstanding shares. To the best of each Fund’s knowledge, as of December 1, 2025, no Trustee or officer, individually or as a group, owned 1% or more of any class of the outstanding shares of the Fund. To the best of each Fund’s knowledge, as of December 1, 2025, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Principal Occupations
Christian G. Wilson – Director, President, and Chief Executive Officer
Huey P. Falgout, Jr. – Managing Director
Todd Modic – Director
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Catrina Willingham – Vice President, Chief Financial Officer, and Controller
Erica McKenna – Vice President and Chief Compliance Officer
Joanne F. Osberg – Senior Vice President and Secretary
Michelle P. Luk – Senior Vice President and Treasurer
Tiffani A. Potesta – Head of Distribution and Senior Managing Director
Executive Officers of Nomura Investments Fund Advisers
610 Market Street
Philadelphia, PA 19106
Name and Principal Occupations
Shawn K. Lytle – Trustee/President/Head of Equities/Multi-Asset/Executive Director
Gregory A. Gizzi – Executive Vice President/Head of US Fixed Income and Municipal Bonds/Executive Director
David F. Connor – Trustee/Senior Vice President/General Counsel/Public Investments, Americas/Secretary/Division Director
Marty Wolin – Senior Vice President/Chief Compliance Officer/Division Director
Robert Wolfangel, Jr. – Trustee/Senior Vice President/Division Director
Stephen Hoban – Vice President/Treasurer/Associate Director

APPENDIX B: SUB-ADVISORY AGREEMENT
AGREEMENT, effective as of December 1, 2025, between Voya Investments, LLC, an Arizona limited liability company (the “Manager”), and Nomura Investments Fund Advisers (the “Sub-Adviser”), a series of Nomura Investment Management Business Trust, a Delaware statutory trust, a wholly-owned subsidiary of Nomura Holding America Inc.
WHEREAS, Voya Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and
WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and
WHEREAS, the Fund may offer shares of additional series in the future; and
WHEREAS, pursuant to an Investment Management Agreement, dated November 18, 2014, as amended and restated on May 1, 2015 (the “Investment Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and
WHEREAS, pursuant to authority granted to the Manager in the Investment Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and
WHEREAS, the Sub-Adviser wishes to retain certain of its affiliates, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to assist it in furnishing advisory services to one or more series of the Fund.
NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:
1.
Appointment. The Manager hereby appoints the Sub-Adviser to provide advisory services to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.
In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2.
Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:
(a)
The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i)
The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that, no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder. Notwithstanding the foregoing, and for elimination of doubt, the Adviser and the Fund hereby acknowledge that the Sub-Adviser shall not be responsible for actions or omissions on the part of the Adviser with respect to the management of the Series or the assets of a Series other than those specifically managed by the Sub-Adviser, if the management of such assets causes the Series to fail to comply with either (i) Section 851 of the Code, (ii) Section 817(h) of the Code, as described above.
(ii)
The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided, however, that the Sub-Adviser retains responsibility to take any investment-related actions regarding corporate actions (for example, participate in a tender offer, rights issue or buy back offer), unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.
(iii)
In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.
(iv)
The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v)
The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.
(vi)
The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.
(b)
The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Fund that contains the following information as of the immediately previous month’s end.
(i)
A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;
(ii)
Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and
(iii)
Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.
(c)
The Sub-Adviser will contact Morningstar to clarify any style box conflicts with each Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.
(d)
The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.
(e)
The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.
(f)
The Sub-Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement in respect of a Series to one or more qualified companies (each, a “sub-sub-adviser”), each of which is registered under the Advisers Act, provided that (i) to the extent required by applicable law, any agreement with such sub-sub-adviser is approved by a majority of the Fund’s Board and a majority of the members of the Fund’s Board who are not parties to such agreement and who are not “interested persons,” as defined in the 1940 Act, of the Fund, the Adviser, the Sub-Adviser, or such sub-sub-adviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Fund and (ii) the separate costs of employing such sub-sub-advisers and of the sub-sub-advisers themselves are borne by the Sub-Adviser or the sub-sub-adviser and not by the Series in question. Notwithstanding any provision of any agreement between the Sub-Adviser and any sub-sub-adviser, for purposes of determining compliance by the Sub-Adviser with the requirements of this Agreement or of any applicable law governing the relationship between the Sub-Adviser and the Fund or any liability of the Sub-Adviser to the Fund (whether under this Agreement or otherwise and including any obligation to indemnify the Fund), any and all acts and omissions of any sub-sub-adviser or any person acting for or on behalf of a sub-sub-adviser shall be considered the acts and omissions of the Sub-Adviser as if they had been performed by the Sub-Adviser itself, and no limit of liability in any agreement between the Sub-Adviser and any sub-sub-adviser shall limit any liability of the Sub-Adviser to the Fund for any acts or omissions of the sub-sub-adviser. Any representations or warranties by the Sub-Adviser in respect of itself shall be deemed to be true and accurate in respect of each sub-sub-adviser, mutatis mutandis.
3.
Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.
4.
Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.
5.
Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.
6.
Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Investment Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the Investment Management fee under said Investment Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Investment Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.
7.
Marketing Materials.
(a)
During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery. Notwithstanding the foregoing, the Sub-Adviser may include the Fund’s performance in calculating its composites.
(b)
During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.
Compliance.
(a)
The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.
(b)
The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.
(c)
The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.
9.
Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.
10.
Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager or if received from a source other than the Manager, Sub-Adviser or the Fund. Notwithstanding the foregoing, the Sub-Adviser, the Fund or the Manager, as the case may be, may disclose the aforesaid information to the extent and only as long as and for the limited purposes as required to do so by a governmental agency or by operation of law, provided that the Sub-Adviser, the Fund or the Manager, as the case may be, to the extent legally permissible, furnishes prior written notice of such disclosure to and reasonably cooperates with the party whose information is being disclosed in any effort to seek a protective order or other protection of the aforesaid information. Notwithstanding any of the foregoing the Sub-Adviser may disclose confidential information if specifically authorized by the Manager or Fund and the Manager or Fund may disclose confidential information if specifically authorized by the Sub-Adviser.
11.
Non-Exclusivity. The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided.
12.
Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between (a) the Sub-Adviser and any affiliate of the Sub-Adviser that is approved as an “investment adviser,” as that term is defined in the 1940 Act, to the Series (or those assets of the Series over which the Sub-Adviser is directed by the manager to provide investment advisory services) and (b) the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
13.
Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
14.
Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.
15.
Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.
16.
Indemnification.
(a)
The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.
(b)
Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.
(c)
The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.
(d)
The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.
17.
Duration and Termination.
(a)
With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect for two years from the effective date of this Agreement. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Series that is added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (ii) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon sixty (60) days’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed thirty (30) days beyond the initial sixty (60) days
‘ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.
(b)
Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Fund:
Voya Mutual Funds
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Attention: Joanne F. Osberg, Secretary

If to the Sub-Adviser:
Nomura Investments Fund Advisers
610 Market Street
Philadelphia, PA 19106
Attention: Alexandra Parson, Managing Director
Copy to: General Counsel
If to the Manager:
Voya Investments, LLC
7337 East Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258
Attention: Joanne F. Osberg, Senior Vice President and Chief Counsel
18.
Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law..
19.
Use of Names.
(a)
It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Manager and only so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Manager, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.
(b)
It is understood that the name “Nomura Investments Fund Advisers” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Nomura Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund and/or the Series have the right to use such Nomura Marks in the names of the Series and in offering materials of the Fund only with the prior written approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Fund and/or the Series, or upon the termination of the Investment Management Agreement between the Fund and the Manager without its replacement with another agreement, or the earlier request of the Sub-Adviser, the Manager shall, as soon as is reasonably possible, discontinue all use of the Nomura Marks.
20.
Miscellaneous.
(a)
This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.
(b)
The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Investment Management Agreement.
(c)
The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(d)
To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.
(e)
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(f)
Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.
(g)
This Agreement may be executed in counterparts.
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APPENDIX C: OFFICERS OF THE FUNDS
Name and Title of each Officer of the Funds
Christian G. Wilson – Director, President and Chief/Principal Executive Officer
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Steven Hartstein – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Sara M. Donaldson – Senior Vice President
Jason Kadavy – Senior Vice President
Joanne F. Osberg – Senior Vice President and Secretary
Andrew K. Schlueter – Senior Vice President
Fred Bedoya – Vice President, Principal Accounting Officer, and Treasurer
Robyn L. Ichilov – Vice President
Erica McKenna – Vice President
Caitlin Robinson – Vice President and Assistant Secretary
Craig Wheeler – Vice President
Gizachew Wubishet – Vice President and Assistant Secretary
Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE
The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of either Fund’s outstanding shares as of December 1, 2025.
Voya Multi-Manager Emerging Markets Equity Fund
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
National Financial Services LLC For Excl Benefit of Our Customers 499 Washington Blvd F1 5 Jersey City, NJ 07310-2010	8.95% Class A; Beneficial	0.7%
Wells Fargo Clearing Svcs LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103	5.0% Class A; Beneficial	0.4%
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	19.2% Class A; Beneficial	1.5%
BNYM I S Trust Co Cust IRA FBO Jennifer Renate Young 8 Brookside Dr Douglas, MA 01516-2369	11.3% Class C; Beneficial	0.0%
BNYM I S Trust Co Cust IRA FBO Deborah M Shaver 453 Badger Rd Mount Solon, VA 22843-0000	8.9% Class C; Beneficial	0.0%
Matrix Trust Company as Agent for Advisor Trust, Inc. Punita Chawla 403B 717 17th Street, Suite 1300 Denver, CO 80202	6.9% Class C; Beneficial	0.0%
BNYM I S Trust Co Cust SEP IRA FBO Ayrianne P Parks 1346 Monroe St NE Washington, DC 20017-2509	9.4% Class C; Beneficial	0.0%
Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105	48.6% Class C Beneficial	0.0%
Voya Solution Income Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.9% Class I; Beneficial	4.8%
Voya Solution 2035 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.7% Class I; Beneficial	8.7%
Voya Solution 2045 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.3% Class I; Beneficial	11.7%
Voya Solution 2055 Portfolio Attn Voya Operations 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.5% Class I; Beneficial	4.5%

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Ascensus Trust Company FBO Energy Management Specialists, Inc. 209682 PO Box 10758 Fargo, ND 58106	36.6% Class R; Beneficial	0.0%
Ascensus Trust Company FBO Tucker Corp 401(K) P/S Plan 761000 PO Box 10758 Fargo, ND 58106	33.6% Class R; Beneficial	0.0%
Ascensus Trust Company FBO Greenberg Enterprises Retirement P1 219473 PO Box 10758 Fargo, ND 58106	20.4% Class R; Beneficial	0.0%
Ascensus Trust Company FBO Dulin Automotive Simple IRA Plan 5 2100 PO Box 10758 Fargo, ND 58106	8.1% Class R; Beneficial	0.0%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	95.1% Class W; Beneficial	10.2%
Voya VACS Series EME Fund
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund
Voya Investment Trust Co FBO Voya Target Solution 2045 Trust Fund One Orange Way Windsor, CT 06095	15.0% Class N/A; Beneficial	15.0%
Voya Investment Trust Co FBO Voya Target Solution 2050 Trust Fund One Orange Way Windsor, CT 06095	13.0% Class N/A; Beneficial	13.0%
Voya Investment Trust Co FBO Voya Target Solution 2040 Trust Fund One Orange Way Windsor, CT 06095	10.9% Class N/A; Beneficial	10.9%
Voya Investment Trust Co FBO Voya Target Solution 2055 Trust Fund One Orange Way Windsor, CT 06095	10.7% Class N/A; Beneficial	10.7%
Voya Investment Trust Co FBO Voya Target Solution 2035 Trust Fund One Orange Way Windsor, CT 06095	8.5% Class N/A; Beneficial	8.5%
Voya Investment Trust Co FBO Voya Target Solution 2060 Trust Fund One Orange Way Windsor, CT 06095	6.6% Class N/A; Beneficial	6.6%

APPENDIX E: ADVISORY FEES

During the past three fiscal years, each Fund paid the following investment management fees to the Investment Adviser or its affiliates. “N/A” in the table indicates that, because the Fund was not in operation during the relevant fiscal period, no information is shown.
Fund	October 31, 2024	October 31, 2023	October 31, 2022
Voya Multi-Manager Emerging Markets Equity Fund	$2,340,805	$3,156,351	$4,450,757
Voya VACS Series EME Fund	$0.00	$0.00	N/A